SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 11, 2010

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 11, 2010, Berkshire Hathaway Inc. (“Berkshire”) issued (i) $600,000,000 aggregate principal amount of its 1.400% Senior Notes due 2012; (ii) $1,400,000,000 aggregate principal amount of its 2.125% Senior Notes due 2013; and (iii) $1,700,000,000 aggregate principal amount of its 3.200% Senior Notes due 2015 (collectively the “Fixed Rate Notes”); and (iv) $2,000,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2011; (v) $1,100,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2012; and (vi) $1,200,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2013 (collectively, the “Floating Rate Notes” and together with the Fixed Rate Notes, the “Notes”), under a registration statement on Form S-3 under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission (the “Commission”) on February 1, 2010 (Registration No. 333-164611) (the “Registration Statement”).

The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”) entered into on February 4, 2010, by and among Berkshire, J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC. The Notes were issued under an Indenture, dated as of February 1, 2010, among Berkshire, Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”), and an officers’ certificate dated as of February 11, 2010 (the “Officers’ Certificate”).

The relevant terms of the Notes and Indenture are further described under the caption “Description of the notes” in the prospectus supplement, dated February 4, 2010, filed with the Commission by Berkshire on February 8, 2010 pursuant to

Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Prospectus Supplement”), and in the section entitled “Description of the Debt Securities” in the base prospectus, dated February 1, 2010, included in the Registration Statement, which descriptions are incorporated herein by reference.

A copy of the Indenture is set forth in Exhibit 4.1 of the Registration Statement and is incorporated herein by reference. A copy of the Officers’ Certificate (including forms of the Notes) is attached hereto as Exhibit 4.2 and is incorporated herein by reference. The descriptions of the Indenture, the Officers’ Certificate and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture, the Officers’ Certificate and the Notes, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated February 4, 2010, by and among Berkshire Hathaway Inc., J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of February 1, 2010, among the Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 filed with the Commission on February 1, 2010).

4.2	Officers’ Certificate of Berkshire Hathaway Inc., dated as of February 11, 2010, including forms of Berkshire Hathaway Inc.’s (i) 1.400% Senior Notes due 2012; (ii) 2.125% Senior Notes due 2013; (iii) 3.200% Senior Notes due 2015; (iv) Floating Rate Senior Notes due 2011; (v) Floating Rate Senior Notes due 2012; and (vi) Floating Rate Senior Notes due 2013.

5.1	Opinion of Munger, Tolles & Olson LLP, dated February 11, 2010.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 11, 2010	BERKSHIRE HATHAWAY INC.

	By:	/s/ MARC D. HAMBURG
Marc D. Hamburg
Senior Vice President and Chief Financial Officer

Exhibit Index

1.1	Underwriting Agreement, dated February 4, 2010, by and among Berkshire Hathaway Inc., J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of February 1, 2010, among the Berkshire, Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 filed with the Commission on February 1, 2010).

4.2	Officers’ Certificate of Berkshire Hathaway Inc., dated as of February 11, 2010, including forms of Berkshire Hathaway Inc.’s (i) 1.400% Senior Notes due 2012; (ii) 2.125% Senior Notes due 2013; (iii) 3.200% Senior Notes due 2015; (iv) Floating Rate Senior Notes due 2011; (v) Floating Rate Senior Notes due 2012; and (vi) Floating Rate Senior Notes due 2013.

5.1	Opinion of Munger, Tolles & Olson LLP, dated February 11, 2010.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).